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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  September 7, 1997
                                                 ------------------

                                H&R BLOCK, INC.
                                ---------------
               (Exact Name of Registrant as Specified in Charter)


       Missouri                   1-6089                44-0607856
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  (State or Other Jurisdiction    (Commission   (IRS Employer
     of Incorporation)            File Number)  Identification No.)

                 4400 Main Street, Kansas City, Missouri 64111
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         (Address of Principal Executive Offices, Including Zip Code)


                                (816) 753-6900
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              Registrant's Telephone Number, Including Area Code)

                                 Not applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEMS 1-4.     NOT APPLICABLE.

ITEM 5         OTHER EVENTS.

          (a) On September 7, 1997, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") with H&R Block Group, Inc., a Delaware corporation and a wholly-owned subsidiary of the Registrant ("Group"), CompuServe Corporation, a Delaware corporation and a majority-owned subsidiary of Group ("CompuServe"), WorldCom, Inc., a Georgia corporation ("WorldCom"), and Walnut Acquisition Company, L.L.C., a Delaware limited liability company which is wholly-owned by WorldCom ("WAC"). Pursuant to the Merger Agreement, WorldCom would acquire CompuServe through a merger of WAC with and into CompuServe (the "Merger") in accordance with the laws of the state of Delaware and the provisions of the Merger Agreement. Pursuant to the Merger Agreement, at the Effective Time (as defined in the Merger Agreement), each of the CompuServe Common Shares (as defined in the Merger Agreement) outstanding as of the Effective Time shall be converted into the right to receive, and there shall be paid and issued as provided in the Merger Agreement in exchange for each of the CompuServe Common Shares, 0.40625 of a share of WorldCom Common Stock (as defined in the Merger Agreement), subject to adjustment as provided in the Merger Agreement. Consummation of the Merger is subject to the satisfaction of certain conditions, including, among others, the expiration or termination of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any foreign competition law or similar law, the receipt of other required regulatory approvals, and the absence of certain material adverse changes. Consummation of the Merger is also subject to the approval and adoption of the Merger Agreement by the requisite number of CompuServe Common Shares. The Registrant has agreed to vote all of the shares directly or indirectly owned by it, which number of shares is sufficient to approve the Merger Agreement and the Merger. The closing of the Merger is expected to occur as soon as practicable after the satisfaction of all the conditions set forth in the Merger Agreement. The description of the Merger Agreement contained herein is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Registrant and CompuServe have jointly issued a press release, dated September 8, 1997, announcing the execution of the Merger Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

          (b) On September 7, 1997, as a condition and inducement to WorldCom's and WAC's entering into the Merger Agreement and incurring the obligations set forth therein, the Registrant entered into a Stockholders Agreement with Group and WorldCom (the "Stockholders Agreement"). Pursuant to the Stockholders Agreement, the Registrant, among other things, has agreed to vote all of the shares directly or indirectly owned by it in favor of the Merger Agreement and the Merger and granted WorldCom an option to purchase CompuServe Common Shares owned by Group under certain circumstances. The description of the Stockholders Agreement contained herein is qualified in its entirety by reference to the Stockholders Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

                                      -2-
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          (c)  On September 7, 1997, as a condition and inducement to WorldCom's and WAC's entering into the Merger Agreement and incurring the obligations set forth therein, the Registrant entered into a Standstill Agreement with Group and WorldCom (the "Standstill Agreement"). Pursuant to the Standstill Agreement, the Registrant, among other things, agreed to certain restrictions with respect to the acquisition of WorldCom Common Shares (as defined in the Merger Agreement). The description of the Standstill Agreement contained herein is qualified in its entirety by reference to the Standstill Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

ITEM 6.   NOT APPLICABLE.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Business Acquired.

               Not applicable.

     (b) Pro Forma Financial Information.

               Not applicable.

     (c)  Exhibits.

          Number    Description
          ------    -----------

          2.1 Agreement and Plan of Merger, dated as of September 7, 1997, by and among the Registrant, H&R Block Group, Inc. ("Group"), a Delaware corporation and a wholly-owned subsidiary of the Registrant, CompuServe Corporation, a Delaware corporation and a majority-owned subsidiary of Group, WorldCom, Inc., a Georgia corporation ("WorldCom"), and Walnut Acquisition Company, L.L.C., a Delaware limited liability company which is wholly-owned by WorldCom.

          10.1 Stockholders Agreement, dated as of September 7, 1997, by and among the Registrant, H&R Block Group, Inc., a Delaware corporation and a wholly-owned subsidiary of the Registrant, and WorldCom, Inc., a Georgia corporation.

          10.2 Standstill Agreement, dated as of September 7, 1997, by and among the Registrant, H&R Block Group, Inc., a

                                      -3-
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                    Delaware corporation and a wholly-owned subsidiary of the
                    Registrant, and WorldCom, Inc., a Georgia corporation.

          99.1 Joint Press Release of the Registrant and CompuServe Corporation, dated September 8, 1997.

ITEM  8.  NOT APPLICABLE.

ITEM  9.  NOT APPLICABLE.
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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.


                         H&R BLOCK, INC.


                         By: /s/ Frank L. Salizzoni
                            ----------------------------
                            Name:  Frank L. Salizzoni
                            Title:  President and Chief Executive Officer

Dated: September 10, 1997